iShares®

iShares Trust

Supplement dated April 30, 2026

to the currently effective Statement of Additional Information (“SAI”)

for the iShares Russell 1000 Growth ETF (IWF) and

the iShares Core High Dividend ETF (HDV) (each, a “Fund”)

The reference to the approximate value per Creation Unit for each Fund in the “Creation and Redemption of Creation Units” section of each Fund’s SAI is deleted and replaced, as applicable, with the following:

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S. $) as of April 29, 2026

iShares Russell 1000 Growth ETF	50,000	$5,952,000

iShares Core High Dividend ETF	50,000	$1,345,000

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FS-0426A

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